Smart-tek Communications, Inc.

Financial Statements-Unaudited

March 31, 2005 and 2004

Contents

Page

Independent Registered Public Accounting Firm’s Review Report

1

Unaudited Financial Statements:

          Balance Sheet

2

          Statements of Operations

3

          Statement of Changes in Shareholder’s Deficiency

4

          Statements of Cash Flows

5

          Notes to the Financial Statements

6 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have reviewed the accompanying balance sheet of Smart-tek Communications, Inc. as of March 31, 2005 and the related statements of operations and cash flows for the three-month periods ended March 31, 2005 and 2004.  These interim financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board.  (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

Weinberg & Company

Boca Raton, Florida

August 31, 2005

Smart-tek Communications, Inc.

Balance Sheet-Unaudited

March 31

2005

Assets

Current assets

Accounts Receivable

$

296,346

Contract retention receivable

59,831

Prepaid expenses and deposits

1,323

Total current assets

357,500

Equipment, net of accumulated depreciation of $34,788

24,030

$

381,530

Liabilities

Current liabilities

Bank overdraft

$      161,065

Accounts payable and accrued expenses

149,990

Bonus payable

206,434

Billings on uncompleted contracts in excess of costs and

estimated revenues

108,069

Deferred revenue

8,066

Current portion of obligations under capital leases

1,410

Current portion of related party debt

43,451

Total current liabilities

678,485

Long-term related party debt

162,970

841,455

Shareholder’s Deficiency

Capital stock

1

Accumulated other comprehensive loss

(58,204)

Accumulated deficit

(401,722)

(459,925)

  $

381,530

See Accountants’ review report and accompanying notes to the financial statements.

Smart-tek Communications, Inc.

Statements of Operations-Unaudited

For the three months ended March 31, 2005 and 2004

2005

2004

Contract revenue

$

319,751

$

417,021

Services revenue

36,093

29,355

Other revenue

368

1,355

Total revenue

356,212

447,731

Cost of service delivery

243,138

          324,301

Gross profit

113,074

          123,430

Selling, general and administrative expenses

Management fees

48,928

28,602

Facilities expense

16,457

14,123

Travel and transportation expense

17,191

8,537

Professional fees

1,667

4,711

Advertising and marketing expense

622

5,859

Insurance

2,777

1,818

Depreciation and amortization expense

955

-

Other operating expenses

299

461

88,896

64,111

Income before other expenses

24,178

59,319

Other income (expenses)

Interest expense

            (5,374)

           (5,393)

Net income

18,804

53,926

Currency translation adjustment

2,647

(7,751)

Comprehensive income

$

21,451

$

46,175

See Accountants’ review report and accompanying notes to the financial statements.

Smart-tek Communications, Inc.

Statements of Changes in Shareholder’s Deficiency-Unaudited

For the three months ended March 31, 2005

                                                                                                                             Accumulated other

  Common                      Accumulated

Comprehensive

Shares     Amount

Deficit

                                  income (loss)

Total

Balance – December 31, 2004

1          $        1         $(420,526)                       $    (60,851)           $(481,376)

Net income for the period

 -                    -                18,804                                       -                    18,804

Currency translation adjustment            -                    -                          -                                 2,647                   2,647

Balance – March 31, 2005                         1          $       1          $(401,722)                       $    (58,204)

       $(459,925)

See Accountants’ review report and accompanying notes to the financial statements.

Smart-tek Communications, Inc.

Statements of Cash Flows-Unaudited

For the three months ended March 31, 2005 and 2004

2005

2004

Operating activities

Net income from operations

$

18,804

$

53,926

Adjustments to reconcile net income  to net cash used

in operations

Depreciation and amortization

955

-

Changes in operating assets and liabilities

Accounts receivable

(81,629)

(139,543)

Contract retention receivable

            (2,798)

           (35,705)

Prepaid expenses

(2)

-

Accounts payable and accrued liabilities

(17,086)

81,733

Costs of uncompleted contracts in excess of billings

8,529

(27,889)

Billings on uncompleted contracts in excess of costs

and estimated revenues

38,609

35,371

Deferred revenue

960

1,126

Net cash used in operating activities

(33,658)

(30,981)

Investing activities

Acquisition of property, leasehold improvements and equipment

(16,075)

(213)

Net cash used in investing activities

(16,075)

(213)

Financing activities

Proceeds from bank overdraft

52,124

40,834

Repayment of long-term debt

(4,986)

(6,660)

Proceeds from (repayment) of shareholders loan

2,781

(3,309)

Net cash provided by financing activities

49,919

   30,865

Effects of exchange rates on cash

(186)

330

Net increase (decrease) in cash and cash equivalents

-

-

Cash and cash equivalents, beginning of period                                                                    -                                     -

Cash and cash equivalents, end of period

$                       -             $                      -

Supplemental cash flow information

Interest paid

$

5,374

$

5,393

See Accountants’ review report and the accompanying notes to the financial statements

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

1.

Summary of significant accounting policies

Nature of operations and basis of financial statement presentation

Smart-tek Communications Inc. was incorporated on October 29, 1996 in the Province of British Columbia, Canada.  The Company specializes in the design, sale, installation and service of security technology with electronic hardware and software products.  Projects range from residential and commercial developments to system upgrades and monitoring contracts.  Customers include major developers, general and electrical contractors, hospitals, Crown Corporations, law enforcement agencies and retail facilities.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

Accounts receivable

The Company reports accounts receivable at net realizable value.  The Company’s terms of sale provide the basis for when accounts become delinquent or past due.  The Company provides an allowance for doubtful accounts, when necessary, equal to the estimated uncollectible amounts. There is no allowance for doubtful accounts as of March 31, 2005.

Equipment

Equipment, including computer equipment under capital lease agreements, is recorded at cost and depreciated using accelerated methods over the estimated useful lives of the related assets ranging from 3 to 5 years.  The Company reviews the carrying value of long-term assets to be held and used when events and circumstances warrant such a review.  If the carrying value of a long-lived asset is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value.  Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.  The cost of normal maintenance and repairs is charged to operations as incurred.  Major overhaul that extends the useful life of existing assets is capitalized.  When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.

Financial Instruments

The Company’s financial instruments consist of accounts receivables, contract retention receivable, bank overdraft, accounts payable, accrued liabilities and related party loans. The fair value of these financial instruments approximate their carrying value due to the short maturities of these instruments, unless otherwise noted.

Interest rate risk arises on the various rates at which the Company has obtained certain long-term debt and related party loans.  However, the Company expects to repay these obligations in full either at maturity or at terms set out in the specific agreements. Consequently, risk related to fluctuations on the bank prime is minimal.  The remaining balance of long-term debt, obligations under capital lease and amount due to related parties are based on fixed terms of interest.  The Company expects to repay these amounts in full, thereby minimizing interest rate risk.

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Income taxes

In accordance with SFAS No. 109, “Accounting for Income Taxes”, the Company uses the asset and liability method to account for income taxes, including recognition of deferred tax assets for the anticipated future tax consequences attributable to differences between financial statement amounts and their respective tax bases.  The Company reviews its deferred tax asset for recovery and a valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax asset will not be realized.  Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change.  The Company uses the completed-contract method to recognize revenue for income tax purposes.

Use of estimate

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and related disclosures.  Specific areas, among others, requiring the application of management’s estimates and judgement includes assumptions pertaining to credit worthiness of customers, percentage of completion and related costs for contracts in progress, interest rates, useful lives of assets, future cost trends, tax strategies, and other external market and economic conditions.  Actual results could differ from estimates and assumptions made.

Revenue recognition

The Company accounts for its construction projects using the percentage of completion method.  This method of accounting requires us to calculate job profit to be recognized in each reporting period for each contract based upon our predictions of future outcomes, which include:

  Estimates of total cost to complete the contract;

  Estimates of contract schedule and completion date;

  Estimates of the percentage the contract is complete; and

  Amounts of any probable unapproved claims and change orders included in revenue

At the outset of each contract we prepare a detailed analysis of our estimated cost to complete the contract.  Our project personnel periodically evaluate the estimated cost, claims, change orders and percentage of completion at the project level.  The recording of profits and losses on long-term contracts requires an estimate of the total profit and loss over the life of each contract.  This estimate requires consideration of contract revenue, change orders and claims, less cost incurred and estimated costs to complete.  Anticipated losses on contracts are recorded in full in the period in which they become evident.

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

Profits are recorded based upon the total estimated contract profit times the current percentage complete for the contract.

When calculating the amount of total profit or loss on a long-term contract, unapproved claims are recorded as revenue when collection is deemed probable based upon the four criteria for recognizing unapproved claims under the American Institute of Certified Public Accountants Statement of Position 81-1 (“SOP 81-1”), “Accounting for Performance of Construction Type and Certain Production Type Contracts”.  Including probable unapproved claims in this calculation increases operating income (or reduces the operating loss) that would otherwise be recorded without consideration of the probable unapproved claims.  Probable unapproved claims are recorded to the extent of costs incurred and include no profit element.  In all cases, the probable unapproved claims included in determining contract profit or loss are less than the actual claim that will be or has been presented to the customer.  The Company is actively engaged in claims negotiations with customers and the success of the claims negotiations have a direct impact on the profit or loss recorded for any long-term contract.  Unsuccessful claims negotiations could result in decreases in estimated contract profits or additional contact losses, and successful claims negotiations could result in increases in estimated contract profits or recovery of previously recorded contract losses.

On a quarterly basis, significant contracts are reviewed.  However, there are many factors that impact future costs, including but not limited to weather, inflation, labor and community disruptions, timely availability of materials, productivity and other factors.  These factors can affect the accuracy of our estimates and materially impact our future earnings.

The Company also provides various other services to customers not covered under construction contracts such as equipment repairs.  The revenue from the provision of these types of services is recorded once the specific job is complete.

Concentration of credit risk

Credit risk arises from the potential that a counterpart will fail to perform its obligations.  The Company is exposed to credit risk related to its accounts receivable and contract retention receivable.  The Company’s receivables are comprised of a number of debtors which minimizes the concentration of credit risk.  It is management’s opinion that the Company is not exposed to significant credit risk associated with its accounts receivable and contract retention receivable.

Foreign currency translation

The functional currency of the Company is the Canadian dollar.  The Company’s financial statements are translated into United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses.  Resulting exchange differences are accumulated as a component of accumulated other comprehensive loss.

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

Comprehensive (loss) income

Comprehensive income or loss encompasses net income or loss and “other comprehensive income or loss”, which includes all other non-owner transactions and events that change shareholder’s deficiency.  The Company’s other comprehensive loss reflects the effect of foreign currency translation adjustments on the translation of the financial statements from the functional currency of Canadian dollars into the reporting currency of U.S. dollars

Recent accounting pronouncements

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), “Share-Based Payment”, which is a revision of SFAS No. 123 and supersedes APB Opinion 25. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be valued at fair value on the date of grant, and to be expensed over the applicable vesting period. SFAS No. 123(R) becomes effective for small business issuers as of the first interim or annual reporting period of the first fiscal year beginning on or after December 15, 2005. In addition, companies must also recognize compensation expense related to any awards that are not fully vested as of the effective date. Compensation expense for the unvested awards will be measured based on the fair value of the awards previously calculated in developing the pro forma disclosures in accordance with the provisions of SFAS No. 123.

The Company has adopted SFAS No. 123 (R) during 2004.  The implementation of which did not have an effect on the Company’s consolidated financial statement presentation and disclosure.

On December 16, 2004, the FASB issued SFAS No. 153, “Exchanges of Non-monetary Assets”, which is an amendment to APB Opinion No. 29. It states that the exchanges on non-monetary assets should be measured based on the fair value of the assets exchanged. Further, SFAS No. 153 eliminates the narrow exception for non-monetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of non-monetary assets that do not have “commercial substance”. SFAS No. 153 is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for non-monetary asset exchanges incurred during fiscal years beginning after the date that this statement is issued. Management believes the adoption of this Statement will not have an effect on the consolidated financial statements.

On November 24, 2004, FASB issued SFAS No. 151, “Inventory Costs”, which is an amendment to ARB No. 43, Chapter 4. It clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The FASB states that these costs should be expensed as incurred and not included in overhead. Further, SFAS No. 151 requires that allocation of fixed production overheads to conversion costs should be based on normal capacity of the production facilities. SFAS No. 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will not have an effect on the consolidated financial statements.

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

2.

Contract Retention Receivable

Contract retention receivables consists of post-completion contractual final payments of 10% of the contract value held by clients for an average period of 56 days.  The contract retentions are held by clients as per the terms of the contract, which call for the 10% holdback to be held an industry standard of 56 days after completion of contract.  The contractual amounts are an industry standard retention to ensure security systems operate as designed.  The Company does not maintain an allowance for write-offs for these receivables as the amount not recovered have been historically immaterial.

3.

Equipment

                                                                                             March 31

                                                                                                     2005

                                                          Accumulated                    Net

                                           Cost         Depreciation      Book Value

Computer equipment and

software

$         9,261      $           8,337       $          924

Office furniture and equipment

20,848                  16,057                4,791

Leasehold improvements

16,534                      459               16,075

Computer equipment under

capital lease

12,175                   9,935                 2,240

  $     58,818       $        34,788       $      24,030

4.

Bank Overdraft

At March 31, 2005, bank indebtedness consisted of bank overdrafts covered by a revolving line of credit in the amounts of $161,065.  The revolving line of credit with HSBC Bank Canada bears interest at the rate of prime plus 4.50% per annum, allows authorized bank overdrafts of up to $103,340 and is secured by a shareholder guarantee and property owned by a related party, the shareholder’s father.  The Company had written checks in excess of the operating line of credit in the amount of $57,725.

5.

Related Party Debt

2005

Long-term loan from related party, bearing interest

of 6.25%, payable in monthly payments of $ 2,496.

The loan is from a family member of the shareholder.  $ 181,927

Various related party loans, unsecured, non-interest

Bearing advances with no fixed terms of repayment,

due on demand.

                     24,494

                                                    206,421

Less current portion                                                     43,451

                                                               $ 162,970

Smart-tek Communications, Inc.

Notes to the Unaudited Financial Statements

As of March 31, 2005

At March 31, 2005, related party debt was payable as follows:

Year ending

            December 31

2005

$43,451

2006

  19,372

2007

  20,583

2008

  21,869

2009

  23,236

Thereafter

  77,910

            $206,421

6.

Capital Lease Obligations

The Company leases computer equipment used in its operations which are required to be capitalized  in accordance with Statement of Financial Accounting Standards No.13 (“SFAS 13”).  SFAS 13 requires the capitalization of leases meeting certain criteria, with related asset being recorded in property, plant and equipment and an offsetting amount recorded as a liability.  The Company had  of $1,410 in total indebtedness relating to capital leases at March 31, 2005.

7.

Common Stock

At March 31, 2005, the Company has six (6) classes of common stock authorized as follows:

Class A shares, no par value, 10,000 authorized, one (1) share issued and outstanding

Class B shares, no par value, 10,000 authorized, no shares issued and outstanding

Class C shares, no par value, 10,000 authorized, no shares issued and outstanding

Class D shares, no par value, 100,000 authorized, no shares issued and outstanding

Class E shares, no par value, 100,000 authorized, no shares issued and outstanding

Class F shares, no par value, 100,000 authorized, no shares issued and outstanding

Smart-tek Communications, Inc.

Notes to the Audited Financial Statements

As of March 31, 2005

8.

Costs and Estimated Earnings on Uncompleted Contracts

    2005

Costs incurred on uncompleted contracts                          $  65,558

Estimated earnings                                                              43,665

                                                                               109,223

Less: Billings to date                                                          217,292

                                                                            $(108,069)

Included in accompanying balance sheets under the following captions:

Billings on uncompleted contracts in excess

of costs and estimated revenues                            $(108,069)

9.

Related Party Transactions

Management fees include $24,464 and $14,301 in for the three months ended March 31, 2005 and 2004, respectively, of management fees paid to the Company’s President and sole shareholder.

The Company expensed $ 2,979 and $ nil for the three months ended March 31, 2005 and 2004 respectively for interest on long-term debt due to a related party.

10

Commitments

Operating leases

The Company was committed to an operating lease for office space, which expired on February 28, 2005.  Under the lease, the Company recognized expenses of $1,604 and $3,941 for the three months ended March 31, 2005 and 2004, respectively.  The Company entered into a new operating lease for office space on March 1, 2005.   The minimum payments required under these leases for each of the five years subsequent to March 31, 2005 are approximately as follows:

                                        Year ending

                                          March 31

2006            $ 15,657

2007               15,657

2008               14,352

2009                       -

2010

           -

The Company is committed to operating leases for five company vehicles.  The Company recognized lease expenses of $6,543 and $4,346 for the three months ended March 31, 2005 and 2004, respectively.

Smart-tek Communications, Inc.

Notes to the Audited Financial Statements

As of March 31, 2005

The minimum payments required under the leases for each of the five years subsequent to March 31, 2005 are approximately as follows:

                                                   Year ending

                                          March 31

2005

         $ 26,172

2006

            21,803

2007

            20,078

2008

             5,350

2009

                   -

Management agreements

The Company entered into new management agreements in April 2005 for a term from April 23, 2005 to April 23, 2008.  Under the terms of the agreements, the Company is committed to pay the president and vice president annual salaries of $122,319 along with annual car allowances of $11,743.

11.

Concentrations of risk

At March 31, 2005, two significant customers accounted for 30% of trade accounts receivable and each of these customers individually accounted for more than 10% of trade accounts receivable.

In the three months ended March 31, 2005, three significant customers accounted for 38% of revenue and each of these customers individually accounted for more than 10% of revenue.   In the same period ended in 2004, two significant customers accounted for 47% of revenue and each of these customers individually accounted for more than 10% of revenue.

In the three months ended March 31, 2005, one significant supplier accounted for 55% of purchases.   In the same period ending on March 31, 2004, one significant supplier accounted for 67% of purchases.

12.

Income Taxes

At March 31, 2005, the Company had net operating loss carryforwards of approximately $260,000 available to offset future Canadian taxable income, which expire through 2014.  As such, there was no provision for income taxes for the three months ended March 31, 2005 or 2004.

13.

Subsequent Event

In April 2005, the Company entered into a Share Exchange Agreement with Royce Biomedical, Inc.(“Royce”)   Under the terms and conditions of the agreement, the Company’s sole shareholder agreed to transfer the sole issued and outstanding share to Royce in exchange for 1,000 shares of Royce Biomedical, Inc. common stock and 1 share of class A preferred stock.  Accordingly, on April 15, 2005, the Company became a wholly-owned subsidiary of Royce.

14